DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus California Intermediate Municipal Bond Fund for the six-month period ended September 30, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 4.65%,* and an annualized tax-free distribution rate per share of 4.15%.**

THE ECONOMY

  The risk of global recession loomed large by the end of the reporting period. Since last summer, the international economic crisis has spread from Asia and Russia into Latin America and its effects are evident in the U.S., as witnessed by early signs of a slowing in our domestic economy. Second-quarter gross domestic product grew at an annual rate of 1.8%, well below the 5.5% rate in the first quarter, while the trade deficit has continued to widen, affected by weakening foreign demand and low-priced imports. These developments have heightened a sense of global economic interdependence and have resulted in a shift in emphasis by the Federal Reserve Board whereby fighting inflation has taken a subordinate role to that of maintaining stable U.S. economic growth. As Fed Chairman Alan Greenspan noted in early September: "It is just not credible that the United States can remain an oasis of prosperity unaffected by a world that is experiencing greatly increased stress." On September 29, the Federal Open Market Committee cut interest rates for the first time since January 1996. That, and a second quarter-point reduction taking the Federal Funds target rate to 5% , was designed to cushion the adverse effects of the overseas economic crisis on the domestic economy. (The Federal Funds rate is the interest rate that banks charge each other for overnight loans.)

  So far, shock waves from the overseas economic turmoil have been dampened by the continued propensity of U.S. consumers to spend. In the first half of the year, their spending outpaced earned income, an unsustainable phenomenon, yet a telling indicator of the level of consumer optimism. The reasons for such optimism are no surprise. Inflation remains tame, running at an annual rate comfortably below 2%. After-tax income is growing: by the end of the reporting period, wages had increased year-to-year at a 4% annual rate resulting in strong gains in real income for workers. Finally, and of great economic and psychological importance to consumers, jobs are plentiful; the unemployment rate has been at or near 30-year lows throughout the reporting period and new jobs
have    been    created    at    a    robust    pace.

  While the corporate sector wrestles with the economic implications of global developments, consumers have powered the economy. The consumer sector comprises two-thirds of the activity in the $8-trillion U.S. economy and, with the business sector slowing (corporate profits declined in the second quarter for the first time in nearly a decade) , any significant pullback in household spending could trigger a recession. Up to now, the spillover effect from developments abroad has been largely confined to the manufacturing sector, whose activity has contracted of late due to the falloff in export demand. Aside from this "erosion at the edges" as Chairman Greenspan describes it, layoffs on a broader scale -- a factor that could weaken consumer resolve to spend -- so far have not occurred. It is clear that the Fed is concerned about the possibility of worldwide recession. The October interest rate reduction was another step by the Fed to mitigate the domestic effects of international financial turmoil, and a gesture meant to serve notice to the world of the seriousness of its purpose.

MARKET ENVIRONMENT

  Conditions in the fixed income markets during the past six months have been very dynamic. The normal economic fundamentals that exert the greatest influence on the direction of interest rates have taken a backseat to other influences. Price movements have often resulted from factors that are difficult to discern. Most investors have seen, and perhaps felt, the effects of the Asian and emerging market crisis on stocks; it has only come to light in recent weeks how dramatic the impact could be on the bond markets. Generally, the various market sectors respond similarly to economic and other news by moving in the same direction -- though not necessarily at the same pace. However, these are not normal times. Fear of a widening crisis in the foreign markets pushed more investors to the relative safety of U.S. Treasury bonds. Compounding the problem are substantial hedge fund positions involving complex transactions. In many instances these hedge fund positions entail owning low quality corporate or foreign bonds and short-selling high quality U.S. Treasuries. The rapid rise in U.S. Treasury prices has forced the unwinding of many of these positions which, in turn, has exacerbated the problem.

  It is difficult to anticipate when the markets will return to more normal conditions. The bond markets continue to be driven by foreign liquidity and hedge funds' deleveraging needs. Mindful of these forces and the prospects for softening in the domestic economy, it appears that the Fed will have to maintain an accommodative bias in its conduct of monetary policy.

  The impact on municipal securities has generally been positive. Yields have moved lower during 1998, though the path down has not been a smooth one. With stock prices experiencing significant erosion, more signals of a slowing economy, and the consensus view that the Fed will act again to lower short-term interest rates, we believe that the merits of owning tax exempt securities are compelling. For example, some AAA-rated municipal bonds are yielding nearly 100% of the yield of taxable U.S. Treasury bonds. Furthermore, while the supply of newly-issued municipal securities has been at a near record level for the past year, future projections call for a curtailment in the number of issues to be marketed.

PORTFOLIO FOCUS

  During the past six months, we have seen strong demand for California paper, particularly in the intermediate sector. Issues that were purchased at general market levels during periods of heavy issuance have now traded well through national markets. The portfolio holds a large percentage of insured paper. Bond insurance continues to be a major factor in this market. The relatively inexpensive cost of insuring bonds has made it attractive for many issuers to obtain insurance. As a result, close to 50% of all new deals come to the market as insured. Unlike the domestic and international debt markets, the credit spreads in the municipal market have continued to tighten and are currently close to historical lows, providing little incentive to move to lower quality paper. The portfolio continues to maintain a significant base of high income producing issues which we believe stabilizes the portfolio through up and down markets. In light of the low rate environment, we intend to retain those issues, as advantageous replacement is not possible.

  Municipal bond prices have retreated from their highs, which was the direct result of the "flight to quality." We view this as healthier than a continued run to new levels, since it provides the time to re-evaluate the market. Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you will find them informative.

               Very truly yours,



               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

October 16, 1998

New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. Income may be subject to state and local income taxes for non-California residents.

** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS                       SEPTEMBER 30, 1998 (UNAUDITED)

                                                         Principal

Long-Term Municipal Investments--96.9%                                                               Amount           Value
-------------------------------------------------------                                          _____________    _____________
California--89.7%

ABAG Finance Authority, COP, Refunding (Episcopal Homes Foundation)

  5.25%, 7/1/2010  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    3,500,000    $    3,732,085

California Department of Water Resources, Water Systems Revenue (Central Valley
Project)

  5.90%, 12/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,175,000         1,337,608

California Educational Facilities Authority, Revenue (Pooled College and
University Project)

  5.375%, 4/1/2013 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,090,940

California Health Facilities Financing Authority, Revenue:

  (Casa De Las Campanas) 5%, 8/1/2006  . . . . . . . . . . . . . . . . . . . . . . . . . .          1,985,000         2,108,368

  (Downey Community Hospital) 5.625%, 5/15/2008  . . . . . . . . . . . . . . . . . . . . .          6,000,000         6,427,140

  (Marin General Hospital) 5.70%, 8/1/2003 (Insured; FSA)  . . . . . . . . . . . . . . . .          1,760,000         1,924,648

  Refunding (Pomona Valley Hospital) 5.375%, 7/1/2009 (Insured; MBIA)  . . . . . . . . . .          3,240,000         3,562,510

  Refunding (Saint Francis Memorial Hospital) 5.75%, 11/1/2003 . . . . . . . . . . . . . .          1,130,000         1,240,198

  Refunding (Stanford Health Care) 5%, 11/15/2011 (Insured; AMBAC) . . . . . . . . . . . .          2,370,000         2,503,313

California Housing Finance Agency, Revenue (Home Mortgage) 5.80%, 8/1/2003 . . . . . . . .          1,045,000         1,103,060

California Public Works Board, LR:

  (Department of Corrections-Calipatria) 6.10%, 9/1/2003 (Insured; MBIA) . . . . . . . . .          1,000,000         1,085,230

  Refunding (Department of Corrections-Imperial County) 5.125%, 9/1/2009 . . . . . . . . .          4,000,000         4,365,480

  (Secretary of State) 6.10%, 12/1/2004 (Insured; AMBAC) . . . . . . . . . . . . . . . . .          6,100,000         6,915,326

  (Various Community College Projects ) 6%, 12/1/2008 (Insured; AMBAC) . . . . . . . . . .          3,975,000         4,428,786

  (Various University of California Projects) 5.90%, 12/1/2003 (Insured; AMBAC)  . . . . .          1,000,000         1,105,690

California Statewide Community Development Authority:

 Apartment Development Revenue, Refunding (Irvine Apartment Communities):

    5.05%, 5/15/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,055,140

    5.10%, 5/15/2025 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,065,480

  COP, Revenue, Refunding (Huntington Memorial Hospital) 5.50%, 7/1/2010 . . . . . . . . .          4,000,000         4,391,760

  LR, Refunding (Oakland Convention Centers Project) 6%, 10/1/2004 (Insured; AMBAC)  . . .          2,700,000         2,966,679

California, Veterans 5.40%, 12/1/2014. . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,169,200

Central Coast Water Authority, Revenue (State Water Project, Regional
Facilities)

  5.15%, 10/1/2009 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,300,000         6,882,372

Central Valley Financing Authority, Cogeneration Project Revenue, Refunding

  (Carson Ice) 5.25%, 7/1/2011 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,167,300

Escondido Joint Powers Financing Authority, LR, Refunding

  (California Center for the Arts) 5.90%, 9/1/2010 (Insured; AMBAC)  . . . . . . . . . . .          3,440,000         3,880,939

Fresno, Special Tax (Community Facilities District Number 3)

  (Palm Bluffs Corp. Center Project) 4.75%, 9/1/2005 (LOC; Rabobank Nederland) . . . . . .          1,500,000         1,523,640

Foothill, Eastern Transportation Corridor Agency, Toll Road Revenue

  Zero Coupon, 1/1/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         1,580,340

Los Angeles City, Revenue:

 Harbor Department:

    5%, 8/1/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,500,000         2,630,700

    6%, 8/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,320,000         1,436,358

    6%, 8/1/2014 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          6,500,000         7,162,870

  Multi-Family (Earthquake Rehabilitation Projects) 5.65%, 12/1/2025 (Insured; FNMA) . . .         10,000,000        10,582,500

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

California (continued)

Los Angeles City, Revenue  (continued):

  Mortgage, Refunding 5.75%, 7/1/2002 (Insured; MBIA)  . . . . . . . . . . . . . . . . . .    $       475,000   $       494,755

  Wastewater System:

    5.90%, 6/1/2003 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,096,800

    6%, 6/1/2004 (Insured; AMBAC, Prerefunded 6/1/2002) (a)  . . . . . . . . . . . . . . .          1,000,000         1,103,860

Los Angeles County Capital Asset Leasing Corporation, Leasehold Revenue,
Refunding

  5.75%, 12/1/2004 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,600,000         2,890,706

Los Angeles County Metropolitan Transportation Commission, Sales Tax Revenue,
Refunding

  5.50%, 7/1/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,350,000         3,645,972

Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding:

  5.75%, 7/1/2001 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,250,000         1,324,637

  6%, 7/1/2004 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,243,420

Los Angeles Department of Water & Power, Electric Plant Revenue, Crossover
Refunding

  5.70%, 9/1/2011 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,500,000         3,833,165

Metropolitan Water District of Southern California, Waterworks Revenue

  5.125%, 7/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,307,840

Northern California Power Agency, Public Power Revenue, Refunding

  (Hydroelectric Power Project) 5.75%, 7/1/2001 (Insured; MBIA)  . . . . . . . . . . . . .          1,210,000         1,281,269

Oakland, COP, Refunding (Oakland Museum) 6%, 4/1/2012 (Insured; AMBAC) . . . . . . . . . .          2,500,000         2,698,575

Oakland Redevelopment Agency, Refunding

 (Central District Redevelopment-Senior Tax Allocation):

    5.65%, 2/1/2003 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,623,915

    5.75%, 2/1/2004 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,652,550

Orange County:

  COP, Refunding 5.70%, 7/1/2010 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . .          6,445,000         7,187,915

  Public Financing Authority, Waste Management Systems Revenue, Refunding

    5.25%, 12/1/2004 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . . .          4,280,000         4,595,094

Orange, MFHR (Villa Santiago Rehab Project)

  5.60%, 10/1/2027 (Insured: FNMA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,465,000         1,545,004

Port Oakland, Revenue:

  Port 6.10%, 11/1/2003 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,245,000         1,374,978

  Special Facilities (Mitsui O.S.K. Lines Ltd.)

    6.40%, 1/1/2003 (LOC; Industrial Bank of Japan)  . . . . . . . . . . . . . . . . . . .          1,000,000         1,092,520

Sacramento Cogeneration Authority, Cogeneration Project Revenue, Refunding

  5.25%, 7/1/2012 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,900,000         2,046,300

Sacramento County:

 Improvement Bond Act of 1915, Refunding (Sunrise/Cordova Reassessment)

    5.10%, 9/2/2007  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,310,000         2,344,488

  Special Tax, Refunding (Community Facilities District Number 1):

    5.20%, 12/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,115,000         1,139,641

    5.30%, 12/1/2008 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,225,000         1,257,561

    5.40%, 12/1/2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,230,000         1,263,247

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF INVESTMENTS (CONTINUED)           SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                         _____________     _____________

California (continued)

San Diego County Water Authority, COP, Water Revenue, Refunding 5.25%, 5/1/2007. . . . . .     $    5,000,000    $    5,517,100

San Francisco City and County Airports Commission, International Airport
Revenue:

  6.20%, 5/1/2015 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,325,000         1,452,664

  (Special Facilities Lease--SFO Fuel) 5.25%, 1/1/2008 (Insured; AMBAC)  . . . . . . . . .          2,575,000         2,801,986

Santa Ana Housing Authority, MFHR (City Garden Apartments) 5.35%, 12/1/2021. . . . . . . .          3,000,000         3,143,250

Southern California Public Power Authority, Refunding

  Transmission Project Revenue (Southern Transmission Project) 5.625%, 7/1/2003  . . . . .          1,800,000         1,957,410

Southern California Rapid Transit District, Revenue

  (Special Benefit Assessment District) 5.75%, 9/1/2005 (Insured; AMBAC) . . . . . . . . .          8,750,000         9,844,450

Stockton Health Facilities Authority, Revenue (Dameron Hospital):

  5%, 12/1/2005  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,240,000         1,303,934

  5.10%, 12/1/2006 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,305,000         1,382,661

  5.20%, 12/1/2007 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,300,000         1,387,815

Tri-City Hospital District, Revenue, Refunding 5.375%, 2/15/2007 . . . . . . . . . . . . .          2,500,000         2,745,275

U.S. Related--7.2%

Commonwealth of Puerto Rico, Improvement Revenue, Refunding:

  5.375%, 7/1/2005 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,240,870

  5.50%, 7/1/2011  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,500,000         1,651,140

Guam, LOR, Refunding, (Infrastructure Improvement) 5.25%, 11/1/2009 (Insured; AMBAC) . . .          1,210,000         1,330,879

Puerto Rico Electric Power Authority, Power Revenue 5.50%, 7/1/2008. . . . . . . . . . . .          2,590,000         2,851,538

Virgin Islands Public Finance Authority, Revenue, Refunding 5.50%, 10/1/2000 . . . . . . .          3,175,000         3,233,039

Virgin Island Water and Power Authority, Electric Systems, Refunding:

  5.125%, 7/1/2003 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,140,000         1,187,276

  5.125%, 7/1/2011 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,030,400

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $181,900,359). . . . . . . . . . . . . . . . .                         $195,531,559

                                                                                                                  _____________


Short-Term Municipals Investments--.9%
-------------------------------------------------------

California Pollution Control Financing Authority, SWDR, VRDN

  (Shell Martinez Refining) 2.75% (b) (cost $1,800,000)  . . . . . . . . . . . . . . . . .     $    1,800,000    $    1,800,000

                                                                                                                  _____________


TOTAL INVESTMENTS (cost $183,700,359). . . . . . . . . . . . . . . . . . . . . . . . . . .              97.8%      $197,331,559

                                                                                                      _______    ______________

                                                                                                    _______     ______________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               2.2%    $    4,412,962

                                                                                                      _______    ______________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $201,744,521

                                                                                                      _______    ______________



DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LR          Lease Revenue

COP         Certificate of Participation                            MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FNMA        Federal National Mortgage Association                   MFHR        Multi-Family Housing Revenue

FSA         Financial Security Assurance                            SWDR        Solid Waste Disposal Revenue

LOC         Letter of Credit                                        VRDN        Variable Rate Demand Notes

LOR         Limited Obligation Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value

____                               ________                          ________________                __________________

AAA                                Aaa                               AAA                                  54.3%

AA                                 Aa                                AA                                   18.0

A                                  A                                 A                                    14.6

BBB                                Baa                               BBB                                   7.5

F-1+, F-1                          MIG1,VMIG1, P1                    SP1, A1                                .9

Not Rated (c)                      Not Rated (c)                     Not Rated (c)                         4.7

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         _______


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. Variable interest rate -- subject to periodic change.

(c) Securities which, while not rated by Fitch, Moody's or Standard and Poor's have been determined by the Manager to be of comparable quality to those securities in which the Fund may invest.

(d) At September 30, 1998, 28.4% of the Fund's net assets are insured by AMBAC

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
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STATEMENT OF ASSETS AND LIABILITIES            SEPTEMBER 30, 1998 (UNAUDITED)

                                                                                                    Cost             Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $183,700,359      $197,331,559

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              437,783

                                 Receivable for investment securities sold . . . . . . . .                            1,261,267

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,854,244

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               38,421

                                                                                                                  _____________

                                                                                                                    201,923,274

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               92,163

                                 Payable for shares of Beneficial Interest redeemed  . . .                               32,983

                                 Accrued expenses and other liabilities  . . . . . . . . .                               53,607

                                                                                                                  _____________

                                                                                                                        178,753

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $201,744,521

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $191,936,204

                                 Accumulated net realized gain (loss) on investments . . .                          (3,822,883)

                                 Accumulated gross unrealized appreciation
                                   on investments  . . . . . . . . . . . . . . . . . . . .                           13,631,200

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $201,744,521

                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           14,247,600

NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $14.16

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS       SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $5,073,097

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . . . . . .        $   604,240

                                 Shareholder servicing costs--Note 3(b)  . . . . . . . . .            160,478

                                 Professional fees . . . . . . . . . . . . . . . . . . . .             18,024

                                 Trustees' fees and expenses--Note 3(c)  . . . . . . . . .             14,630

                                 Custodian fees  . . . . . . . . . . . . . . . . . . . . .             10,768

                                 Prospectus and shareholders' reports  . . . . . . . . . .              5,702

                                 Registration fees . . . . . . . . . . . . . . . . . . . .              4,655

                                 Loan commitment fees--Note 2  . . . . . . . . . . . . . .                740

                                 Miscellaneous . . . . . . . . . . . . . . . . . . . . . .              6,231

                                                                                                  ___________

                                        Total Expenses . . . . . . . . . . . . . . . . . .            825,468

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a) . . . . . . . . . . . . . . . .            (24,394)

                                                                                                  ___________

                                        Net Expenses . . . . . . . . . . . . . . . . . . .                              801,074

                                                                                                                     ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            4,272,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . . . . . .        $   734,414

                                 Net unrealized appreciation (depreciation) on investments . .      4,052,012

                                                                                                  ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                            4,786,426

                                                                                                                     ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $9,058,449

                                                                                                                     ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Six Months Ended

                                                                                    September 30, 1998   Year Ended

                                                                                         (Unaudited)   March 31, 1998

                                                                                      _______________ ________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     4,272,023  $     8,927,053

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .              734,414        3,361,665

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .            4,052,012        5,118,680

                                                                                        _____________    _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . .            9,058,449       17,407,398

                                                                                        _____________    _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,272,023)      (8,927,053)

  Net realized gain on investments . . . . . . . . . . . . . . . . . . . . . . .             ----              (14,719)

                                                                                        _____________    _____________

    Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (4,272,023)      (8,941,772)

                                                                                        _____________    _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .           19,222,987       31,591,894

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,130,387        6,439,828

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .          (28,392,576)     (54,289,891)

                                                                                        _____________    _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions  . .           (6,039,202)     (16,258,169)

                                                                                        _____________    _____________

       Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . .           (1,252,776)      (7,792,543)

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          202,997,297      210,789,840

                                                                                        _____________    _____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $201,744,521     $202,997,297

                                                                                        _____________    _____________


                                                                                          Shares            Shares

                                                                                        _____________    _____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,388,398        2,315,395

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .              225,481          471,469

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (2,050,340)      (3,987,561)

                                                                                        _____________    _____________

    Net Increase (Decrease) in Shares Outstanding  . . . . . . . . . . . . . . .             (436,461)      (1,200,697)

                                                                                        _____________    _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                       Six Months Ended

                                                      September 30, 1998                   Year Ended March 31,

                                                                               _____________________________________________

PER SHARE DATA:                                           (Unaudited)        1998       1997       1996       1995      1994

                                                        ___________        ______    ______     ______     ______     ______
   Net asset value, beginning of period  . . . . . .      $13.82           $13.27    $13.27     $13.02     $13.08     $13.32

                                                          ______           ______    ______     ______     ______     ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .         .30              .59       .60        .62        .66        .72

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . .         .34              .55       .--        .25      (.06)      (.24)

                                                            ______          ______     ______     ______    ______     ______

   Total from Investment Operations  . . . . . . . .         .64             1.14       .60        .87        .60        .48

                                                          ______           ______    ______     ______     ______     ______

   Distributions:

   Dividends from investment income--net . . . . . .        (.30)            (.59)     (.60)      (.62)      (.66)      (.72)

                                                          ______           ______    ______     ______     ______     ______

   Net asset value, end of period  . . . . . . . . .      $14.16           $13.82    $13.27     $13.27     $13.02     $13.08

                                                          ______           ______    ______     ______     ______     ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .        9.27%(1)         8.77%     4.60%      6.75%      4.76%      3.52%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . .         .80%(1)          .79%      .78%       .65%       .32%       .04%

   Ratio of net investment income
       to average net assets . . . . . . . . . . . .        4.24%(1)         4.35%     4.48%      4.66%      5.13%      5.25%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager  . . . . .         .02%(1)          .01%      .04%       .14%       .47%       .78%

   Portfolio Turnover Rate . . . . . . . . . . . . .       13.71%(2)        44.77%    35.79%     41.42%     17.28%      6.32%

   Net Assets, end of period (000's Omitted) . . . .      $201,745        $202,997  $210,790   $230,357   $239,948   $293,363
-----------------------------

(1) Annualized.

(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--Significant Accounting Policies:

Dreyfus California Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ) as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) POR(delta) FOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities.) Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $7,827 during the period ended September 30, 1998, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $4,559,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1998. If not applied, $3,838,000 of the carryover expires in fiscal 2004 and $721,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on their pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1998, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of
 . 60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 1998 through September 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate annual expenses exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses exceeded an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $24,394 during the period ended September 30, 1998.

  (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 1998, the Fund was charged $106,065 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1998, the Fund was charged $40,682 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  (D) A 1% redemption fee is charged and retained by the Fund, on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended September 30, 1998, redemption fees amounted to $17.

NOTE 4--Securities Transactions:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1998 amounted to $27,254,921 and $39,296,163, respectively.

At September 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



Dreyfus lion "d" logo                                   (reg.tm)

Dreyfus logo                                   (reg.tm)

Dreyfus California Intermediate

Municipal Bond Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              902SA989

California

Intermediate

Municipal Bond Fund

Semi-Annual

Report

September 30, 1998